Exhibit 24.1
POWER OF ATTORNEY
          The undersigned hereby constitutes and appoints TIMOTHY T. SMITH, SEAN R. CREAMER, and SEAN P. MULCAHY and each of them, to be the undersigned’s true and lawful attorney-in-fact to:
(1)	execute for and on behalf of the undersigned any registration statement on Form S-8 of Arbitron Inc. (“Arbitron”) relating to Arbitron’s amended and restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, provided that the registration statement or amendment in final form is first reviewed by my attorney-in-fact; and his or her name, when thus signed, shall have the same force and effect as though I had manually signed the registration statement and/or amendment; and

(2)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.
          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever necessary and proper to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby revokes any and all powers of attorney previously granted by the undersigned relating to the subject matter of this Power of Attorney.
          The undersigned has caused this Power of Attorney to be executed as of this 25th day of August, 2010.

/s/ Shellye Archambeau
Shellye Archambeau

/s/ David W. Devonshire
David W. Devonshire

/s/ John A. Dimling
John A. Dimling

/s/ Philip Guarascio
Philip Guarascio

/s/ William T. Kerr
William T. Kerr

/s/ Larry E. Kittelberger
Larry E. Kittelberger

/s/ Luis G. Nogales
Luis G. Nogales

/s/ Richard A. Post
Richard A. Post

Exhibit 24.1
POWER OF ATTORNEY
          The undersigned hereby constitutes and appoints TIMOTHY T. SMITH, SEAN R. CREAMER, and SEAN P. MULCAHY and each of them, to be the undersigned’s true and lawful attorney-in-fact to:
(1)	execute for and on behalf of the undersigned any registration statement on Form S-8 of Arbitron Inc. (“Arbitron”) relating to Arbitron’s amended and restated Employee Stock Purchase Plan and any amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, provided that the registration statement or amendment in final form is first reviewed by my attorney-in-fact; and his or her name, when thus signed, shall have the same force and effect as though I had manually signed the registration statement and/or amendment; and

(2)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.
          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever necessary and proper to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby revokes any and all powers of attorney previously granted by the undersigned relating to the subject matter of this Power of Attorney.
          The undersigned has caused this Power of Attorney to be executed as of this 15th day of September, 2010.

/s/ Erica Farber
Erica Farber